UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2008

OCWEN FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Florida	1-13219	65-0039856
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1661 Worthington Road Suite 100 West Palm Beach, Florida (Address of Principal Executive Offices)	33409 (Zip Code)

(561) 682-8000
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On January 15, 2008, Ocwen Financial Corporation (the “Company”) issued a press release announcing that its Board of Directors has received a proposal from a group of investors led by William C. Erbey, Chairman and Chief Executive Officer of the Company, Oaktree Capital Management, L.P. and Angelo, Gordon & Co., L.P. to acquire all of the outstanding shares of the Company for $7.00 per share in cash. The press release is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibits
99.1	Press Release dated January 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCWEN FINANCIAL CORPORATION
Date: January 17, 2008

By:  /s/ David J. Gunter

Name: David J. Gunter
Title:   Senior Vice President,
            Chief Financial Officer
            and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press Release dated January 15, 2008